UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 22, 2013

Life Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-25317	33-0373077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5791 Van Allen Way, Carlsbad, CA	92008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 603-7200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 22, 2013, Life Technologies Corporation (“Life Technologies”) issued a press release announcing that it has filed a definitive proxy statement with the U.S. Securities and Exchange Commission regarding the pending acquisition by Thermo Fisher Scientific Inc. (“Thermo Fisher”) of Life Technologies and has set the date for a special meeting of stockholders to approve the transaction. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

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Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Life Technologies by Thermo Fisher. In connection with the proposed acquisition, on July 22, 2013, Life Technologies filed a definitive proxy statement with the SEC. Life Technologies will also begin mailing the definitive proxy statement on July 23, 2013, to its stockholders of record as of July 18, 2013. Stockholders of Life Technologies are urged to read all relevant documents filed with the SEC, including Life Technologies’ definitive proxy statement, because they contain important information about the proposed transaction. Investors and security holders are able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, or for free from Life Technologies by contacting (760) 603-7208 or ir@lifetech.com.

Participants in Solicitation

Thermo Fisher and its directors and executive officers, and Life Technologies and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Life Technologies common stock in respect of the proposed transaction. Information about the directors and executive officers of Thermo Fisher is set forth in its proxy statement for Thermo Fisher’s 2013 Annual Meeting of stockholders, which was filed with the SEC on April 9, 2013. Information about the directors and executive officers of Life Technologies is set forth in the proxy statement for Life Technologies’ 2013 Annual Meeting of stockholders, which was filed with the SEC on March 15, 2013. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement relating to the proposed acquisition and other relevant materials filed with the SEC.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release of Life Technologies Corporation, dated July 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE TECHNOLOGIES CORPORATION

Date: July 22, 2013

	By:	/s/ John A. Cottingham
	Name:	John A. Cottingham
	Title:	Chief Legal Officer